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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 3, 2007


                          CAPSTONE TURBINE CORPORATION
             (Exact name of registrant as specified in its charter)

        Delaware                      001-15957                  95-4180883
(State or other jurisdiction    (Commission file number)      (I.R.S. Employer
    of incorporation)                                        Identification No.)


               21211 Nordhoff Street, Chatsworth, California 91311 (Address of principal executive offices) (Zip Code)

                                 (818) 734-5300
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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

Section 5 - Corporate Governance and Management

      Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c) Appointment of Principal Officers

      Effective April 3, 2007 Edward Reich, 44, will serve as Interim Chief Accounting Officer of Capstone Turbine Corporation (the "Company") until a permanent Chief Accounting Officer is named. Mr. Reich joined the Company in August 2005 and has served as Vice President, Financial Planning and Analysis. Prior to joining the Company, Mr. Reich was employed by Kistler Aerospace Corporation, where he served as Corporate Controller. Mr. Reich is a CPA licensed in the State of California.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CAPSTONE TURBINE CORPORATION
                                        (Registrant)

Date: April 4, 2007                     By:  /s/ Walter J. McBride
                                             -----------------------------------
                                             Walter J. McBride
                                             Chief Financial Officer